Related party transactions	6 Months Ended
Jun. 30, 2022
Related party transactions [abstract]
Related party transactions
9.	Related party transactions
Balances and transactions between the Company and its subsidiaries, which are related parties of the Company, have been eliminated on consolidation and are not disclosed in this note. Details of transactions between the Company and other related parties are disclosed below and in other notes according to the nature of the transactions. These transactions have been recorded at the exchange amount, meaning the amount agreed to between the parties.
At June 30, 2022, a former CEO had a balance of $266 ($283 at December 31, 2021), owing to the Company under a tax equalization program. The amounts need to be repaid to the Company following the receipt of a refund by the former employee from the taxation authority for each of the two years covered by the program. At June 30, 2022, $59 of the balance is repayable immediately to the Company for the first year of the tax equalization program.
All material transactions with SALP are disclosed in notes 6 and 7 where the particular transactions are disclosed, and otherwise in this note.
During the quarter and six months ended June 30, 2022, the Company also recorded legal expenses of $46 and $205, respectively ($145 for the quarter and six months ended June 30, 2021), incurred by SALP and is required to be reimbursed by the Company pursuant to the subscription agreement signed with SALP on April 14, 2019. On October 1, 2021, the Company entered into a forbearance agreement with SALP and Thomvest to forbear the reimbursement of such legal fees incurred between October 1, 2021 and June 30, 2022, until the latter date.
On
 June 30, 2022, the Company paid to SALP the entire balance due under the forbearance agreement of $349.